Income Taxes	12 Months Ended
May 31, 2011
Income Tax Disclosure [Text Block]
12.           INCOME TAXES

At May 31, 2011, the Company has available unused net operating loss carryforward (“NOL”) of approximately $15,380,000 that may be applied against future taxable income and expire at various dates through 2030.  The Company has a deferred tax assets arising from such net operating loss deductions and has recorded a valuation allowance for the full amount of such deferred tax asset since the likelihood of realization of the tax benefits cannot be determined.  Such valuation allowance has increased approximately $975,000 during 2011.

	2011	2010
Deferred tax asset:
Net operating loss carryforward	$6,725,000	$5,750,000
Valuation allowance	(6,725,000)	(5,750,000)
Net deferred tax asset	$-0-	$-0-

A reconciliation of the statutory federal income (tax) benefit to actual tax benefit is as follows:

	2011	2010
Statutory federal income (tax) benefit	$(888,000)	$(801,000)
State and local tax benefit – net of federal benefit	(229,000)	(206,000)
Permanent differences – equity compensation and other	142,000	130,000
Income tax benefit utilized (not utilized)	975,000	877,000
Actual tax benefit	$-0-	$-0-

If the Company has a greater than 50% change in ownership of certain stock holdings by shareholders of the Company pursuant to Section 382 of the Internal Revenue Code, the net operating losses may be limited.  Currently no such evaluation has been performed.